Deloitte.

Deloitte & Touche LLP
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Sentry Life Insurance Company and
Policyholders of Sentry Variable Life Account I

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the sub-accounts of Sentry Variable Life Account I (the "Account") listed in Appendix A, as of December 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented in Appendix A and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Account as of December 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets presented for the year or period ended December 31, 2022 and the related notes, including the financial highlights, presented for each of the years or periods in the period ended December 31, 2022 and prior, were audited by other auditors whose report, dated February 24, 2023, expressed an unqualified opinion on those financial statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENTS OF ASSETS AND LIABILITIES
As of December 31, 2023

Assets:

Investments at fair value:
	Investments at Fair Value	Accrued Dividends		Total Assets and Total Net Assets
Janus Henderson Series - Institutional Shares:
Research Portfolio, 2,456 shares (cost $ 92,138)	$110,878	$		$110,878
Enterprise Portfolio, 64,351 shares (cost $ 4,576,124)	4,924,119			4,924,119
Forty Portfolio, 4,579 shares (cost $ 190,112)	216,808			216,808
Global Research Portfolio, 297 shares (cost $ 15,896)	18,167			18,167
Balanced Portfolio, 6,634 shares (cost $ 232,661)	300,396			300,396

T. Rowe Price Fixed Income Series, Inc.:
Limited Term Bond Portfolio, 32,623 shares (cost $ 156,773)	152,022			152,022

T. Rowe Price Equity Series, Inc.:
Equity Income Portfolio, 10,595 shares (cost $ 294,213)	294,109			294,109
Moderate Allocation Portfolio, 42,590 shares (cost $ 869,483)	852,654			852,654

T. Rowe Price International Series, Inc.:
International Stock Portfolio, 903 shares (cost $ 12,965)	13,560			13,560

Vanguard Variable Insurance Fund:
VVIF - Money Market, 52,422 shares (cost $ 52,422)	52,422		8	52,430

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2023

	Janus Henderson	Janus Henderson	Janus Henderson
	Research	Enterprise	Forty

Investment Income:
Dividends	$138	$7,463	$373

Expenses:
Mortality and expense risk charges	1,005	48,698	2,009

Net investment income (loss)	(867)	(41,235)	(1,636)

Realized gains (losses) on investments:
Net realized investment gain (loss)	163	89,565	389

Capital gain distributions received	-	313,140	-

Net realized gain (loss) on investments and
capital gain distributions	163	402,705	389

Net change in unrealized appreciation
(depreciation) on investments	33,559	370,221	62,864

Net increase (decrease) in net assets from operations	$32,855	$731,691	$61,617

	Janus Henderson	Janus Henderson
	Global Research	Balanced

Investment Income:
Dividends	$155	$6,003

Expenses:
Mortality and expense risk charges	174	2,960

Net investment income (loss)	(19)	3,043

Realized gains (losses) on investments:
Net realized investment gain (loss)	330	4,983

Capital gain distributions received	472	-

Net realized gain (loss) on investments and
capital gain distributions	802	4,983

Net change in unrealized appreciation
(depreciation) on investments	2,987	29,742

Net increase (decrease) in net assets from operations	$3,770	$37,768

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENTS OF OPERATIONS (continued)
For the Year Ended December 31, 2023

	T. Rowe Price	T. Rowe Price
	Limited Term Bond	Equity Income

Investment Income:
Dividends	$4,899	$5,832

Expenses:
Mortality and expense risk charges	1,546	2,901

Net investment income (loss)	3,353	2,931

Realized gains (losses) on investments:
Net realized investment gain (loss)	(465)	(1,124)

Capital gain distributions received	-	11,976

Net realized gain (loss) on investments and
capital gain distributions	(465)	10,852

Net change in unrealized appreciation
(depreciation) on investments	2,750	9,055

Net increase (decrease) in net assets from operations	$5,638	$22,838

	T. Rowe Price	T. Rowe Price
	Moderate Allocation	International Stock

Investment Income:
Dividends	$18,943	$129

Expenses:
Mortality and expense risk charges	8,769	133

Net investment income (loss)	10,174	(4)

Realized gains (losses) on investments:
Net realized investment gain (loss)	(11,744)	(204)

Capital gain distributions received	2,320	-

Net realized gain (loss) on investments and
capital gain distributions	(9,424)	(204)

Net change in unrealized appreciation
(depreciation) on investments	109,311	1,981

Net increase (decrease) in net assets from operations	$110,061	$1,773

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENTS OF OPERATIONS (continued)
For the Year Ended December 31, 2023

Vanguard
Money Market

Investment Income:
Dividends	$2,579

Expenses:
Mortality and expense risk charges	548

Net investment income (loss)	2,031

Realized gains (losses) on investments:
Net realized investment gain (loss)	-

Capital gain distributions received	1

Net realized gain (loss) on investments and
capital gain distributions	1

Net change in unrealized appreciation
(depreciation) on investments	-

Net increase (decrease) in net assets from operations	$2,032

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31

	Janus Henderson Research		Janus Henderson Enterprise		Janus Henderson Forty

	2023	2022	2023	2022	2023	2022

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(867)	$(788)	$(41,235)	$(40,568)	$(1,636)	$(1,644)

Realized gains (losses) on investments	163	15,939	402,705	928,838	389	36,106

Unrealized appreciation (depreciation), net	33,559	(50,411)	370,221	(1,852,839)	62,864	(124,180)

Net increase (decrease) in net assets from operations	32,855	(35,260)	731,691	(964,569)	61,617	(89,718)

Contract transactions:
Purchase payments	2,233	2,427	128,318	143,429	2,269	1,961

Transfers between subaccounts, net	-	-	-	(46,013)	-	(18,549)

Withdrawals and surrenders	2	-	(314,111)	(156,344)	2	-

Monthly deductions	(3,535)	(3,305)	(177,163)	(206,600)	(10,585)	(9,670)

Policy loans	174	52	32,070	(52,208)	15	45

Net increase (decrease) in net assets
derived from contract transactions	(1,126)	(826)	(330,886)	(317,736)	(8,299)	(26,213)

Total increase (decrease) in net assets	31,729	(36,086)	400,805	(1,282,305)	53,318	(115,931)

Net assets at beginning of year	79,149	115,235	4,523,314	5,805,619	163,490	279,421

Net assets at end of year	$110,878	$79,149	$4,924,119	$4,523,314	$216,808	$163,490

	Janus Henderson Global Research		Janus Henderson Balanced

	2023	2022	2023	2022

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(19)	$-	$3,043	$565

Realized gains (losses) on investments	802	2,256	4,983	14,056

Unrealized appreciation (depreciation), net	2,987	(6,249)	29,742	(71,449)

Net increase (decrease) in net assets from operations	3,770	(3,993)	37,768	(56,828)

Contract transactions:
Purchase payments	841	738	7,575	7,556

Transfers between subaccounts, net	-	-	-	6,913

Withdrawals and surrenders	-	-	(2,223)	-

Monthly deductions	(1,593)	(1,523)	(11,639)	(14,707)

Policy loans	55	71	-	-

Net increase (decrease) in net assets
derived from contract transactions	(697)	(714)	(6,287)	(238)

Total increase (decrease) in net assets	3,073	(4,707)	31,481	(57,066)

Net assets at beginning of year	15,094	19,801	268,915	325,981

Net assets at end of year	$18,167	$15,094	$300,396	$268,915

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENT OF CHANGES IN NET ASSETS (continued)
For the Year Ended December 31

	T. Rowe Price Limited Term Bond		T. Rowe Price Equity Income

	2023	2022	2023	2022

Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,353	$1,330	$2,931	$2,370

Realized gains (losses) on investments	(465)	(26)	10,852	14,627

Unrealized appreciation (depreciation), net	2,750	(9,550)	9,055	(29,294)

Net increase (decrease) in net assets from operations	5,638	(8,246)	22,838	(12,297)

Contract transactions:
Purchase payments	6,463	7,242	2,710	3,371

Transfers between subaccounts, net	-	26,335	-	16,831

Withdrawals and surrenders	(200)	-	(2,838)	-

Monthly deductions	(6,322)	(5,872)	(6,309)	(6,259)

Policy loans	-	-	299	293

Net increase (decrease) in net assets
derived from contract transactions	(59)	27,705	(6,138)	14,236

Total increase (decrease) in net assets	5,579	19,459	16,700	1,939

Net assets at beginning of year	146,443	126,984	277,409	275,470

Net assets at end of year	$152,022	$146,443	$294,109	$277,409

	T. Rowe Price Moderate Allocation		T. Rowe Price International Stock

	2023	2022	2023	2022

Increase (decrease) in net assets from operations:
Net investment income (loss)	$10,174	$4,928	$(4)	$(20)

Realized gains (losses) on investments	(9,424)	16,307	(204)	35

Unrealized appreciation (depreciation), net	109,311	(240,785)	1,981	(1,504)

Net increase (decrease) in net assets from operations	110,061	(219,550)	1,773	(1,489)

Contract transactions:
Purchase payments	35,832	37,173	354	341

Transfers between subaccounts, net	-	6,913	-	5,479

Withdrawals and surrenders	(168,293)	160	-	-

Monthly deductions	(89,627)	(84,852)	(727)	(667)

Policy loans	72,376	239	313	237

Net increase (decrease) in net assets
derived from contract transactions	(149,712)	(40,367)	(60)	5,390

Total increase (decrease) in net assets	(39,651)	(259,917)	1,713	3,901

Net assets at beginning of year	892,305	1,152,222	11,847	7,946

Net assets at end of year	$852,654	$892,305	$13,560	$11,847

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENT OF CHANGES IN NET ASSETS (continued)
For the Year Ended December 31

	Vanguard Money Market

	2023	2022*

Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,031	$412

Realized gains (losses) on investments	1	-

Unrealized appreciation (depreciation), net	-	-

Net increase (decrease) in net assets from operations	2,032	412

Contract transactions:
Purchase payments	3,233	2,449

Transfers between subaccounts, net	-	53,479

Withdrawals and surrenders	(3,247)	-

Monthly deductions	(4,953)	(3,055)

Policy loans	2,100	(20)

Net increase (decrease) in net assets
derived from contract transactions	(2,867)	52,853

Total increase (decrease) in net assets	(835)	53,265

Net assets at beginning of year	53,265	0

Net assets at end of year	$52,430	$53,265

* Vanguard Money Market's shares became available for investment on February 2, 2022 (inception). The Statement of Changes in Net Assets is from February 2, 2022 (inception) through December 31, 2022.

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS

1. Organization
The Sentry Variable Life Account I (the Variable Life Account) is a segregated investment account of Sentry Life Insurance Company (the Company), which is a stock company 100% owned by Sentry Insurance Company (SIC), formerly Sentry Insurance a Mutual Company (SIAMCO), and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Variable Life Account is an accounting entity wherein all segregated account transactions are reflected.

Effective January 1, 2021 (the effective date), SIAMCO reorganized its corporate structure (the reorganization). On the effective date and as part of the reorganization, SIAMCO converted to SIC, a stock insurer. SIC is 100% owned by Sentry Holdings, Inc., an intermediate holding company, which is 100% owned by Sentry Mutual Holding Company. The reorganization did not have a material impact on the Company or the Variable Life Account's financial statements.

The Variable Life Account was established by the Company on February 12, 1985 in support of the variable life insurance contracts, and commenced operations on January 13, 1987. The Company discontinued new sales of the variable life insurance contracts on October 13, 2003. Management of the Company has determined that there is no justification for substantial doubt regarding the Variable Life Account's ability to continue as a going concern.

The assets of each subaccount of the Variable Life Account are invested in shares of corresponding portfolios of Janus Henderson Series - Institutional Shares, T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., and T. Rowe Price International Series, Inc., and Vanguard Variable Insurance Fund (collectively, the Funds) at each portfolio's net asset value (NAV) in accordance with the selection made by policy owners.

The Funds are diversified open-end investment management companies registered under the Investment Company Act of 1940. A copy of the Funds' annual reports is included in the Variable Life Account's Annual Report.

The Variable Life Account meets the definition of an investment company under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 and is following the accounting and reporting guidance under that Topic.

During 2022, a new fund offering was provided to policyholders, Vanguard Money Market Portfolio. Since this subaccount has an inception date in 2022, the financial statements are as of December 31, 2022 and for the period from inception date of February 2, 2022 to December 31, 2022.

2. Significant Accounting Policies
The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments
Investments in shares of each of the Funds are valued on the closing net asset value per share at December 31, 2023. The Funds value their investment securities at fair value.

Policy Loans
Variable life insurance contract owners (policyholders) may obtain loans from the Company. The maximum loan amount is 90% of the policyholders' contract cash value minus any applicable surrender charge.

Securities Transactions and Investment Income
Transactions in shares of the Funds are recorded on the trade date if received by 3:00 p.m. central standard time (the date the order to buy and sell is executed). Dividend income is recorded on the ex-dividend date. The cost of Fund shares sold and the corresponding investment gains and losses are determined on the basis of specific identification.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS

2. Significant Accounting Policies (continued)
Federal Income Taxes
The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Variable Life Account are part of the total operations of the Company and are not taxed as a separate entity.
Under Federal income tax law, net investment income and net realized investment gains of the Variable Life Account which are applied to increase net assets are not taxed.
Subsequent Events
In connection with the preparation of the financial statements, the Company evaluated subsequent events after the financial statement date of December 31, 2023 through February 23, 2024, the date the financial statements were issued. No significant subsequent events were identified.

3. Purchases and Sales of Investments
In 2023, purchases and proceeds from sale of investments in various subaccounts for the year ended December 31, 2023 are as follows:

		Proceeds
	Purchases	on Sales
Janus Henderson Research Portfolio	$2,648	$4,641
Janus Henderson Enterprise Portfolio	506,931	565,913
Janus Henderson Forty Portfolio	2,835	12,770
Janus Henderson Global Research Portfolio	1,652	1,894
Janus Henderson Balanced Portfolio	14,626	17,870
T. Rowe Price Limited Term Bond Portfolio	11,362	8,068
T. Rowe Price Equity Income Portfolio	20,878	12,109
T. Rowe Price Moderate Allocation Portfolio	135,736	272,954
T. Rowe Price International Stock Portfolio	913	977
Vanguard Money Market Portfolio	7,942	8,773
Total	$705,523	$905,969
  \

In 2022, purchases and proceeds from sale of investments in various subaccounts for the year ended December 31, 2022 are as follows:

		Proceeds
	Purchases	on Sales
Janus Henderson Research Portfolio	$18,651	$4,330
Janus Henderson Enterprise Portfolio	958,681	548,963
Janus Henderson Forty Portfolio	31,569	30,371
Janus Henderson Global Research Portfolio	2,923	1,816
Janus Henderson Balanced Portfolio	27,059	17,700
T. Rowe Price Limited Term Bond Portfolio	36,657	7,390
T. Rowe Price Equity Income Portfolio	40,193	9,233
T. Rowe Price Moderate Allocation Portfolio	79,803	96,850
T. Rowe Price International Stock Portfolio	6,555	894
* Vanguard Money Market Portfolio	56,691	3,439
Total	$1,258,782	$720,986

*  The purchases and proceeds on sales activity for Vanguard Money Market Portfolio was for the period February 2, 2022 (inception) through December 31, 2022.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS

4. Expenses and Related Party Transactions

A mortality and expense risk premium and a death benefit guarantee risk charge are deducted by the Company from the Variable Life Account on a daily basis which is equal, on an annual basis, to 1.05% (0.90% mortality and expense risk and 0.15% death benefit guarantee risk charge) of the daily net asset value of the Variable Life Account. These charges compensate the Company for assuming these risks under the variable life contract.

At the beginning of each policy month, the Company makes a deduction, per contract holder, from the cash value of the policy by canceling accumulation units. This deduction consists of the cost of insurance for the policy and any additional benefits provided by rider, if any, for the policy month and a $5 monthly administrative fee. The administrative fee reimburses the Company for the administration expenses relating to the issuance and maintenance of the contract and is included along with the cost of the insurance policy in monthly deductions on the Statement of Changes in Net Assets.

The Company deducts a front-end sales expense charge of 5.0% from each premium payment. A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing a policy. The full surrender charge, which is reported through withdrawals and surrenders on the Statements of Changes in Net Assets, will be reduced during the first 9 contract years until it reaches zero in the 10th contract year.

The Company deducts from each premium payment the amount of premium taxes levied by any state or government entity. Premiums taxes up to 3.5% are imposed by certain states.

Sentry Equity Services, Inc., a related party, acts as the underwriter for the contract.

5. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
The Variable Life Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes financial assets recorded at fair value as follows:
Level 1 - Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in publicly-traded registered mutual funds with quoted market prices.

Level 2 - Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. The assets utilizing Level 2 valuations represent investments in privately-traded registered mutual funds only offered through insurance products. These funds have no unfunded commitments or restrictions and the Variable Life Account always has the ability to redeem its interest in the funds with the investee at NAV daily.

Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Variable Life Account Investments	-	$6,935,143	-	$6,935,143

The Variable Life Account only invests in funds with fair value measurements in Level 2 and did not have any assets or liabilities reported at fair value on a nonrecurring basis.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS

6. Changes in Units Outstanding

The changes in units outstanding for the year ended December 31, 2023 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
Janus Henderson Research Portfolio	102	146	(44)
Janus Henderson Enterprise Portfolio	1,392	3,883	(2,491)
Janus Henderson Forty Portfolio	60	262	(202)
Janus Henderson Global Research Portfolio	63	105	(42)
Janus Henderson Balanced Portfolio	242	419	(177)
T. Rowe Price Limited Term Bond Portfolio	233	235	(2)
T. Rowe Price Equity Income Portfolio	75	229	(154)
T. Rowe Price Moderate Allocation Portfolio	1,218	2,853	(1,635)
T. Rowe Price International Stock Portfolio	50	54	(4)
Vanguard Money Market Portfolio	525	806	(281)

  The changes in units outstanding for the year ended December 31, 2022 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
Janus Henderson Research Portfolio	113	151	(38)
Janus Henderson Enterprise Portfolio	1,456	3,919	(2,463)
Janus Henderson Forty Portfolio	56	645	(589)
Janus Henderson Global Research Portfolio	62	110	(48)
Janus Henderson Balanced Portfolio	397	419	(22)
T. Rowe Price Limited Term Bond Portfolio	1,176	211	965
T. Rowe Price Equity Income Portfolio	508	158	350
T. Rowe Price Moderate Allocation Portfolio	491	930	(439)
T. Rowe Price International Stock Portfolio	412	53	359
* Vanguard Money Market Portfolio	5,592	307	5,285

* The units issued and units redeemed activity for Vanguard Money Market Portfolio was for the period February 2, 2022 (inception) through December 31, 2022.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights

  A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2023 is as follows:

				Expenses	Income
				as a % of	as a % of
		Net Assets		Average	Average
		Unit		Net	Net	Total
	Units	Value	(000's)	Assets #	Assets	Return
Janus Henderson Research Portfolio	3,813	$29.08	$111	1.05%	0.14%	41.70%
Janus Henderson Enterprise Portfolio	33,944	145.07	4,924	1.05	0.16	16.85
Janus Henderson Forty Portfolio	4,553	47.62	217	1.05	0.19	38.52
Janus Henderson Global Research Portfolio	1,003	18.12	18	1.05	0.93	25.47
Janus Henderson Balanced Portfolio	7,855	38.24	300	1.05	2.11	14.22
T. Rowe Price Limited Term Bond Portfolio	5,337	28.49	152	1.05	3.31	3.85
T. Rowe Price Equity Income Portfolio	6,806	43.21	294	1.05	2.10	8.40
T. Rowe Price Moderate Allocation Portfolio	8,404	101.46	853	1.05	2.27	14.15
T. Rowe Price International Stock Portfolio	809	16.77	14	1.05	1.01	15.03
Vanguard Money Market Portfolio	5,004	10.48	52	1.05	4.92	3.95

   A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2022 is as follows:

				Expenses	Income
				as a % of	as a % of
		Net Assets		Average	Average
		Unit		Net	Net	Total
	Units	Value	(000's)	Assets #	Assets	Return***
Janus Henderson Research Portfolio	3,857	$20.52	$79	1.05%	0.16%	(30.63)%
Janus Henderson Enterprise Portfolio	36,435	124.15	4,523	1.05	0.20	(16.82)
Janus Henderson Forty Portfolio	4,755	34.38	163	1.05	0.19	(34.25)
Janus Henderson Global Research Portfolio	1,045	14.44	15	1.05	1.06	(20.26)
Janus Henderson Balanced Portfolio	8,032	33.48	269	1.05	1.25	(17.28)
* T. Rowe Price Government Money Portfolio	-	18.21	-	1.05	0.02	(0.32)
T. Rowe Price Limited Term Bond Portfolio	5,339	27.43	146	1.05	1.96	(5.51)
T. Rowe Price Equity Income Portfolio	6,960	39.86	277	1.05	1.90	(4.35)
T. Rowe Price Moderate Allocation Portfolio	10,039	88.88	892	1.05	1.57	(19.17)
T. Rowe Price International Stock Portfolio	813	14.58	12	1.05	0.86	(16.70)
** Vanguard Money Market Portfolio	5,285	10.08	53	1.05	1.67	0.79

#   Excluding the effect of the expenses of the underlying fund portfolios and monthly deductions charged directly to policyholder accounts.

*   T. Rowe Government Money's funds were terminated on April 28, 2022.
** Vanguard Money Market's funds became available for investment on February 2, 2022.
***  Total return is not annualized if the underlying fund was initially added and funded or terminated during the period presented.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

  A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2021 is as follows:

				Expenses	Income
				as a % of	as a % of
		Net Assets		Average	Average
		Unit		Net	Net	Total
	Units	Value	(000's)	Assets #	Assets	Return
Janus Henderson Research Portfolio	3,895	$29.58	$115	1.05%	0.08%	19.08%
Janus Henderson Enterprise Portfolio	38,898	149.25	5,806	1.05	0.32	15.61
Janus Henderson Forty Portfolio	5,344	52.29	279	1.05	-	21.62
Janus Henderson Global Research Portfolio	1,093	18.11	20	1.05	0.46	16.85
Janus Henderson Balanced Portfolio	8,054	40.47	326	1.05	0.90	15.97
* T. Rowe Price Government Money Portfolio	2,848	18.27	52	1.05	0.01	(1.04)
T. Rowe Price Limited Term Bond Portfolio	4,374	29.03	127	1.05	1.33	(0.92)
T. Rowe Price Equity Income Portfolio	6,609	41.68	275	1.05	1.58	24.24
T. Rowe Price Moderate Allocation Portfolio	10,478	109.97	1,152	1.05	0.97	8.91
T. Rowe Price International Stock Portfolio	454	17.50	8	1.05	0.47	0.25

  A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2020 is as follows:

				Expenses	Income
				as a % of	as a % of
		Net Assets		Average	Average
		Unit		Net	Net	Total
	Units	Value	(000's)	Assets #	Assets	Return
Janus Henderson Research Portfolio	11,843	$24.84	$294	1.05%	0.41%	31.57%
Janus Henderson Enterprise Portfolio	43,085	129.10	5,562	1.05	0.07	18.22
Janus Henderson Forty Portfolio	11,853	43.00	510	1.05	0.27	37.95
Janus Henderson Global Research Portfolio	1,595	15.50	25	1.05	0.73	18.80
Janus Henderson Balanced Portfolio	8,419	34.90	294	1.05	1.74	13.12
* T. Rowe Price Government Money Portfolio	2,890	18.46	53	1.05	0.26	(0.80)
T. Rowe Price Limited Term Bond Portfolio	4,329	29.30	127	1.05	1.96	3.62
T. Rowe Price Equity Income Portfolio	6,671	33.55	224	1.05	2.38	0.11
T. Rowe Price Moderate Allocation Portfolio	12,691	100.97	1,281	1.05	1.38	13.34
T. Rowe Price International Stock Portfolio	621	17.46	11	1.05	0.59	13.25

# Excluding the effect of the expenses of the underlying fund portfolios and monthly deductions charged directly to policyholder accounts.

* T. Rowe Government Money's funds were terminated on April 28, 2022.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)
  A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2019 is as follows:

				Expenses	Income
				as a % of	as a % of
		Net Assets		Average	Average
		Unit		Net	Net	Total
	Units	Value	(000's)	Assets #	Assets	Return
Janus Henderson Research Portfolio	12,169	$18.88	$230	1.05%	0.45%	34.12%
Janus Henderson Enterprise Portfolio	47,715	109.20	5,211	1.05	0.20	34.09
Janus Henderson Forty Portfolio	12,204	31.17	380	1.05	0.15	35.75
Janus Henderson Global Research Portfolio	2,164	13.04	28	1.05	1.00	27.71
Janus Henderson Balanced Portfolio	10,639	30.85	328	1.05	1.91	21.32
* T. Rowe Price Government Money Portfolio	3,314	18.61	62	1.05	1.70	0.66
T. Rowe Price Limited Term Bond Portfolio	4,273	28.28	121	1.05	2.39	3.26
T. Rowe Price Equity Income Portfolio	8,087	33.51	271	1.05	2.32	25.09
T. Rowe Price Moderate Allocation Portfolio	15,517	89.08	1,382	1.05	1.95	18.56
T. Rowe Price International Stock Portfolio	647	15.41	10	1.05	2.46	26.45

# Excluding the effect of the expenses of the underlying fund portfolios and monthly deductions charged directly to policyholder accounts.

* T. Rowe Government Money's funds were terminated on April 28, 2022.

8. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. The Variable Life Account intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate action to assure compliance.

Deloitte.

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
USA

Tel: 1 312 486 1000
Fax: 1 312 486 1486
www.deloitte.com

INDEPENDENT AUDITOR'S REPORT

The Board of Directors of Sentry Life Insurance Company
1800 North Point Drive
Stevens Point, WI 54481

The Management of Sentry Life Insurance Company
1800 North Point Drive
Stevens Point, WI 54481

Opinions

We have audited the statutory-basis financial statements of Sentry Life Insurance Company (the "Company"), which comprise the statutory-basis balance sheets as of December 31, 2023, and the related statutory-basis statements of operations and changes in capital and surplus, and cash flows for the year then ended, and the related notes to the statutory-basis financial statements (collectively referred to as the "statutory-basis financial statements").

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the 2023 statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the 2023 statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023, or the results of its operations or its cash flows for the year then ended.

Predecessor Auditor's Opinions on 2022 and 2021 Statutory-Basis Financial Statements

The statutory-basis financial statements of the Company as of and for the year ended December 31, 2022 and 2021, were audited by other auditors whose report, dated March 1, 2023, expressed an opinion that those statutory-basis financial statements were not fairly presented in accordance with accounting principles generally accepted in the United States of America; however, such report also expressed an unmodified opinion on those statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

1

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Office of the Commissioner of Insurance of the State of Wisconsin. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

2

In performing an audit in accordance with GAAS, we:

- Exercise professional judgment and maintain professional skepticism throughout the audit.
- Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
- Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
- Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
- Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, and the supplemental investment risks interrogatories as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory-basis financial statements as a whole.

Deloitte & Touche LLP

March 1, 2024

3

Sentry Life Insurance Company
Statutory Balance Sheets

December 31		2023		2022
(Thousands)				
Assets				
Cash and investments:				
Bonds	$	2,525,927	$	2,590,274
Common stocks - affiliated		10,677		10,375
Common stocks - unaffiliated		95		—
Policy loans		8,371		8,626
Receivables for securities		76		11
Cash and cash equivalents		46,158		25,123
Total cash and investments		2,591,304		2,634,409
Accrued investment income		33,068		34,508
Premiums deferred and uncollected		6,940		7,063
Deferred tax assets		4,277		4,775
Other assets		2,202		3,639
Separate account assets		6,964,977		5,893,227
Total admitted assets	$	9,602,768	$	8,577,621

(Continued)

4

Sentry Life Insurance Company
Statutory Balance Sheets

December 31 (Thousands)		2023		2022
Liabilities				
Future policy benefits:				
Life	$	220,886	$	222,427
Accident and health		2,878		3,132
Annuity		1,942,006		2,025,631
Policy and contract claims:				
Life		4,555		2,993
Accident and health		16		21
Premium and other deposit funds		2,123		2,150
Other policyholder funds		122		627
Accounts payable and other liabilities		10,239		12,968
Current federal income tax payable		9,064		9,591
Payable to parent, subsidiaries, and affiliates		36,967		21,455
Asset valuation reserve		16,494		14,086
Interest maintenance reserve		7,617		9,052
Separate account liabilities		6,964,095		5,892,399
Total liabilities		9,217,062		8,216,532
Capital Stock and Surplus:				
Capital stock, $10 par value. Authorized, 400,000 shares; issued and outstanding, 316,178 shares		3,162		3,162
Paid-in surplus		43,719		43,719
Unassigned surplus		338,825		314,208
Total capital stock and surplus		385,706		361,089
Total liabilities, capital stock, and surplus	$	9,602,768	$	8,577,621

See accompanying notes to statutory financial statements.

5

Sentry Life Insurance Company
Statutory Statements of Operations and Changes in Capital and Surplus

Years Ended December 31 (Thousands)	2023	2022	2021
Revenues:			
Premiums and annuity considerations	$ 933,450	$ 881,068	$ 862,009
Commissions and expense allowances on reinsurance ceded	1,972	1,998	1,883
Net investment income	127,825	129,679	136,444
Other income	34,457	33,782	37,218
Total revenues	1,097,704	1,046,527	1,037,554
Benefits and Expenses:			
Policyholder benefits and fund withdrawals	975,444	937,514	953,414
Increase (decrease) in future policy benefits and other reserves	(85,511)	(67,295)	(83,469)
Commissions	9,526	9,294	10,213
Other expenses	51,699	49,992	49,101
Transfers to (from) separate accounts, net	107,175	77,703	65,420
Total benefits and expenses	1,058,333	1,007,208	994,679
Income before federal income tax expense (credit) and net realized gains (losses) on investments	39,371	39,319	42,875
Federal income tax expense (credit), less tax on net realized gains (losses) and transfers to the IMR	2,523	(675)	3,639
Income before net realized gains (losses) on investments	36,848	39,994	39,236
Net realized gains (losses), net of tax	306	(649)	(904)
Net income	$ 37,154	$ 39,345	$ 38,332
Changes in Capital and Surplus:			
Capital stock, beginning and end of year	$ 3,162	$ 3,162	$ 3,162
Paid-in surplus, beginning and end of year	43,719	43,719	43,719
Unassigned surplus:			
Balance January 1	314,208	288,251	276,904
Prior period adjustment	—	—	(13,503)
Balance January 1, adjusted	314,208	288,251	263,401
Net income	37,154	39,345	38,332
Change in nonadmitted assets	(2,426)	(236)	519
Change in asset valuation reserve	(2,408)	(3,078)	(3,206)
Change in deferred income tax	1,928	(324)	(587)
Change in separate accounts surplus	67	(76)	31
Change in net unrealized gains and losses on investments	302	326	(239)
Dividend to stockholder	(10,000)	(10,000)	(10,000)
Balance at end of year	338,825	314,208	288,251
Total capital stock and surplus at end of year	$ 385,706	$ 361,089	$ 335,132

See accompanying notes to statutory financial statements.

6

Sentry Life Insurance Company
Statutory Statements of Cash Flow

Years Ended December 31 (Thousands)		2023		2022
Operating Activities:				
Premiums and annuity considerations	$	933,569	$	880,970
Net investment income received		132,995		134,918
Other income received		36,429		35,780
Benefits and loss-related payments		(972,801)		(938,571)
Commissions and expenses paid		(61,321)		(59,442)
Net transfers (to) from separate accounts		(107,173)		(77,694)
Federal income taxes recovered (paid)		(3,387)		(7,924)
Net cash provided (utilized) by operating activities		(41,689)		(31,963)
Investment Activities:				
Proceeds from investments sold, matured, or repaid:				
Bonds		300,590		250,229
Cost of investments acquired:				
Bonds		(240,766)		(217,703)
Stocks		(95)		
Other		(64)		86
Net decrease in policy loans		255		287
Net cash provided (utilized) by investment activities		59,920		32,899
Financing Activities:				
Net deposits (withdrawls) on deposit-type contracts and other insurance liabilities		(27)		(205)
Dividend to stockholder		(10,000)		(2,151)
Other net cash provided (applied)		12,831		(1,600)
Net cash provided (utilized) by financing activities		2,804		(3,956)
Change in cash and cash equivalents		21,035		(3,020)
Cash and Cash Equivalents:				
Beginning of year		25,123		28,143
End of year	$	46,158		25,123
Non-cash transactions				
Dividends to stockholder	$	—	$	7,849
Exchanges of bonds	$	—	$	8,975

See accompanying notes to statutory financial statements.

7

Sentry Life Insurance Company notes to statutory financial statements

Note 1 Basis of presentation

Sentry Life Insurance Company (the Company) is a wholly owned subsidiary of Sentry Insurance Company (SIC). The Company writes insurance products in all states except New York primarily through direct writers who market the Company's individual life insurance, individual annuity, and group annuity products. The Company also uses third-party administrators and general agents to administer its group life, health, and accident products. The Company owns 100 percent of Sentry Life Insurance Company of New York (SLONY), which writes individual life insurance, individual annuity, and group annuity products in New York.

The Company maintains its accounts in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. This statutory accounting basis is a comprehensive basis of accounting other than Accounting Principles Generally Accepted in the United States of America (US GAAP). The Company is required to prepare its statutory financial statements in accordance with the National Association of Insurance Commissioners (NAIC's) *Accounting Practices and Procedures Manual* (*AP&P Manual*), subject to any deviations prescribed or permitted by the OCI. The Company does not have any prescribed or permitted practices as of December 31, 2023.

8

Sentry Life Insurance Company notes to statutory financial statements

Note 2 Summary of significant accounting policies

Investments

Investment securities are valued in accordance with the NAIC as follows: Bonds are generally stated at amortized cost using the interest method, except bonds that are defined by the NAIC as NAIC 6, which are stated at the lower of amortized cost or fair value. Under U.S. generally accepted accounting principles (GAAP), bonds are categorized based on positive intent as "trading securities" (reported at fair value, with changes in fair value reported in net income), "available for sale" securities (reported at fair value, with changes in fair value reported in equity), or "held to maturity" securities (reported at amortized cost).

Common stock of the Company's investment in SLONY is carried at its underlying audited statutory capital and surplus. The change in SLONY's underlying equity between years is reflected as a change in unrealized gains (losses). Under GAAP, SLONY's financial statements would be consolidated with the Company. Unaffiliated common stocks are stated at fair value as required by the NAIC and GAAP. Unrealized common stock investment gains and losses, net of deferred taxes, are credited or charged directly to unassigned policyholders' surplus. Under GAAP, unrealized common stock gains and losses are reported at net income. Policy loans are carried at the aggregate of unpaid principal balances plus the accrued interest and are not in excess of the cash surrender value of the related policies. Cash equivalents are carried at fair value.

As allowed by the NAIC, cash pools that hold cash, cash equivalents, and short-term investments are allowed to be reported as cash equivalents when domiciliary regulator approval is received and all of the following criteria are met: investments held by the pool are limited to non-affiliated investments, members may withdraw contributions at any time, ownership interests are proportional to cash contributed, all interests in the pool are of the same class, with equal rights, preferences, and privileges, the liability of the participants' debts and obligations in the pool are limited to the participant's contributions, and no participant shall be obligated to contribute money for any reason other than to participate in the pool's investments. The Sentry Liquid Asset Partnership (SLAP) qualifies as a cash pool under this guidance and is reported as a cash equivalent. Under GAAP, this investment would be required to be shown as a partnership investment.

As prescribed by the NAIC, an Asset Valuation Reserve (AVR) is maintained for life insurance company investments. The AVR mitigates fluctuations in the values of invested assets. Changes in the AVR are included in policyholders' surplus. An AVR is not allowed for GAAP purposes.

Realized capital gains and losses on bonds attributable to interest rate changes are deferred in the Interest Maintenance Reserve (IMR), net of tax. The IMR adjusts the impact of realized gains and losses on surplus by deferring realized gains and losses and amortizing them into investment income over the approximate remaining lives of the investments sold. The IMR is only applicable to life insurance companies. An IMR is not allowed for GAAP purposes.

Fair value adjustments for securities carried at fair value are charged to surplus as unrealized gains (losses) on investments net of any related deferred tax. Realized gains and losses are determined on the specific-identification method and are presented in the accompanying statutory statements of operations net of federal income tax, after adjustments for the IMR. Realized investment gains and losses also include valuation adjustments for impairment of bonds with a decline in value that management considers to be other-than-temporary. In determining whether impairments are other-than-temporary, the Company considers the size and duration of the excess of carrying value over fair value, the likelihood and expected timing of a recovery in value, and the credit quality of the issuer of bonds. When it is determined that an investment is other-than-temporarily-impaired, the Company writes the carrying value down to the fair value and recognizes a realized loss. For loan-backed and structured securities only, the determination of other-than-temporary impairment is measured based on an estimate of the noninterest loss based on the present value of future cash flows, which is recognized in operations. Such impairments result in the establishment of a new cost basis for these assets for book purposes. Under GAAP, an expected credit loss model is used, which requires recognition of expected credit losses through an allowance.

Investment income is recorded when earned. Income on loan-backed and structured securities is recognized using an effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment income earned on the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

9

Sentry Life Insurance Company notes to statutory financial statements

Note 2 Summary of significant accounting policies (continued)

Separate accounts
The Company issues group annuity contracts that include the option of placing deposits received in connection with these contracts in separate accounts. The Company also issued variable annuity contracts and variable universal life contracts that required deposits to be placed in separate accounts, sales of both products had ceased by the end of 2004. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Separate account assets, consisting of mutual funds, common stocks, and long-term bonds are reported at fair value and include the Company's interest in the separate accounts (seed money). Liabilities relating to contract holders are generally recorded at amounts equal to assets, but a contra liability is recorded to adjust separate account liabilities to amounts computed using applicable statutory reserving tables. Separate account premium deposits, benefit expenses, and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets accrue directly to contract holders and therefore are not included in the Company's statutory statements of operations. The Company's seed money investment, including appreciation or depreciation, is reflected in capital stock and surplus through recognition of surplus in the separate accounts.

Nonadmitted assets
For statutory accounting purposes, certain assets designated as "nonadmitted" (principally deferred income tax assets and prepaid expenses) have been excluded from the balance sheets and charged to surplus. Under GAAP, such assets would be recognized at net realizable value. There were $4.5 million and $2.1 million of nonadmitted assets at December 31, 2023 and December 31, 2022, respectively.

Policy benefits
Liabilities for life insurance policies are computed using methods, mortality and morbidity tables, and interest rates that conform to the valuation laws of the State of Wisconsin. The liabilities are primarily calculated on a modified reserve basis. The effect of using a modified reserve basis partially offsets the effect of immediately expensing acquisition costs by providing a policy benefit reserve increase in the first policy year that is less than the reserve increase in renewal years. Future policy benefits for life policies and contracts were primarily determined using the NAIC's reserve valuation method with interest rates ranging from zero to 6.00 percent. Additional statutory premium deficiency reserves are established when the valuation net premium exceeds the gross premium.

Future policy benefits for annuity contracts, primarily for individual and group deferred annuities, were primarily determined using the NAIC's annuity reserve valuation method with interest rates ranging from 1.00 to 11.25 percent. Reserves are established using the larger of the benefit amount calculated using the NAIC's method or the cash surrender value.

Future accident and health group reserves consist predominantly of long-term disability reserves representing the present value of amounts not yet due calculated using standard disability tables and various interest rates.

Reserves for deposit-type contracts are based on the contract account balance, if future benefit payments in excess of the account balance are not guaranteed, or on the present value of future payments when such payments are guaranteed.

Under GAAP, traditional life reserves would be computed using mortality, withdrawal, interest rate, and expense assumptions that are based on Company experience and locked in at issue, including a provision for adverse deviation. Reserves for universal life-type and investment contracts (deposit-type contracts) would generally be based on the contract account value.

Revenue and expense recognition
Premiums for annuity contracts are recognized when received. Premiums for traditional life insurance policies and limited payment contracts are recognized as income on the policy anniversary date. Amounts collected on policies that do not subject the Company to any risks arising from policyholder mortality or morbidity (deposit contracts), such as supplementary contracts without life contingencies, are recorded as increases to policyholder account balances. Revenues for these policies consists of net investment income and policy charges. Under GAAP, revenue on contracts without significant mortality or longevity risk (investment contracts) would be accounted for similar to deposit contracts.

10

Sentry Life Insurance Company notes to statutory financial statements

Note 2 Summary of significant accounting policies (continued)

The Company has no direct employees and does not own equipment. It utilizes services provided by employees and equipment of SIC and occupies space in SIC's office building. Accordingly, the Company participates in an intercompany administrative services agreement with certain affiliated companies. Expenses of the Company consist of direct charges incurred and an allocation of expenses (principally: salaries, salary-related items, rent, and data processing services) between certain affiliated companies. The Company recognized expenses of $55.4 million, $52.9 million, and $52.8 million for 2023, 2022, and 2021, respectively, under this intercompany administrative services agreement. It is possible that the expenses would not be the same as those that would result from transactions among wholly unrelated parties.

Acquisition costs
Costs directly related to the acquisition of insurance premiums, such as commissions and premium tax, are charged to operations as incurred. Under GAAP, certain acquisition costs would be capitalized and amortized over the policy period or expected life of the contract.

Reinsurance
Reinsurance premiums, commission expense reimbursements, and reserves related to reinsured business ceded or assumed are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory statements of operations. Under GAAP, ceded unearned premium and ceded loss and loss adjustment expense reserves would be classified as assets instead of as a reduction of the related liability.

Federal income tax
The Company is included in the consolidated federal income tax return of Sentry Mutual Holding Company (SMHC), the ultimate parent company of SIC. The method of allocation between the companies is subject to a written income tax allocation agreement approved by the board of directors. Allocation is based upon separate return calculations with current credit for net losses. Federal income tax is based on taxable income currently payable.

In accordance with guidance specified in the NAIC's *AP&P Manual*, the Company utilizes a balance sheet approach of accounting for federal income taxes. Under this method deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using the enacted tax rates on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. GAAP accounting requires these changes to be recorded through the income statement. The admissibility of net deferred tax assets recorded is subject to various limitations set forth in the NAIC's *AP&P Manual*. GAAP accounting does not include these limitations but includes recoverability testing.

Use of estimates
The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The Company's investments are primarily comprised of bonds. The evaluation of investments for other-than-temporary-impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments, or in the net present value of expected cash flows for loan-backed and structured securities, should be recognized in current year earnings. The risks and uncertainties include changes in general economic conditions, the issuers' financial condition and future prospects, the effects of change in interest rates or current spreads, and the expected recovery period. The Company regularly invests in mortgage and asset-backed securities and other securities subject to prepayment and call risk. Significant changes in prevailing interest rates may adversely affect the timing and amount of cash flows on such securities. In addition, the amortization of market premium and accretion of market discount for mortgage and asset-backed securities is based on historical experience and estimates of future payment speeds on the underlying mortgage loans. Actual prepayment speeds will differ from original estimates and may result in material adjustments to amortization or accretion recorded in future periods.

11

Sentry Life Insurance Company notes to statutory financial statements

Note 2 Summary of significant accounting policies (continued)

Market Risk
The risk that the Company is exposed to fluctuations in the fair market value of investment securities. The Company attempts to mitigate the portion of this risk caused by fluctuations in the prevailing level of interest rates via asset-liability management strategies that align estimated fixed income investment duration with that of the corresponding insurance liabilities. The Company also employs active management and diversification strategies to further mitigate market risk due to credit related events (e.g., rating downgrades, defaults), asset class fluctuations, and economic uncertainties.

Comparability
The discussion above highlights the significant differences between statutory accounting practices followed by the Company and GAAP. The aggregate effect of the foregoing variances from GAAP has not been determined but is presumed to be material.

New accounting pronouncements
Statement of Statutory Accounting Principles (SSAP) No. 5R, *Liabilities, Contingencies and Impairments of Assets*, was revised effective August 13, 2023, to update the definition of a liability under statutory accounting to be more consistent with recent Financial Accounting Standards Boards (FASB) revisions. This update did not have a financial statement impact.

SSAP No. 25 *Affiliates and Other Related Parties*, was revised March 22, 2023, to clarify that any invested asset held by a reporting entity that is issued by an affiliated entity, or which includes the obligations of an affiliated entity, is an affiliated investment. The revisions did not have a financial statement impact.

Interpretation (INT) 23-01 *Net Negative (Disallowed) Interest Maintenance Reserve* was adopted August 13, 2023. The interpretation provides optional, limited-time guidance which allows the admittance of net negative (disallowed) interest maintenance reserve (IMR) up to ten percent of adjusted capital and surplus. The interpretation did not have a financial statement impact as the Company does not have a net negative IMR.

Interpretation (INT) 23-03T *Corporate Alternative Minimum Tax Guidance* was adopted September 21, 2023. The interpretation provides statutory accounting guidance for reporting entities with respect to the Corporate Alternative Minimum Tax (CAMT) for year-end 2023 and incorporates a principles-based approach for statutory accounting for the CAMT. The interpretation will not have a financial statement impact, as the Company has determined it will not be an applicable corporation under the CAMT.

Accounting standards not yet adopted
Changes to SSAP No. 26R, *Bonds* and SSAP No. 43R, *Loan-Backed and Structured Securities*, will be effective for the year ended December 31, 2025. The revisions update the guidance for the principles-based bond definition and the accounting for bonds (issuer credit obligations and asset-backed securities). These revisions are not expected to have a material financial statement impact.

12

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments

Bonds
The carrying value, gross unrealized gains and losses, and estimated fair value of bonds as of December 31, 2023 and 2022, are as follows:

December 31, 2023	Carrying value	Gross unrealized gains	Gross unrealized losses	Estimated fair value
(Thousands)				
U.S. government and government agencies	$ 56,297	$ 362	$ 2,733	$ 53,926
States, territories, and possessions	19,601	-	2,808	16,793
Political subdivisions of states, territories, and possessions	69,293	1,343	2,250	68,386
Special revenue and special assessment	323,041	3,522	25,781	300,782
Industrial and miscellaneous	2,057,695	50,360	111,257	1,996,798
Total	$ 2,525,927	$ 55,587	$ 144,829	$ 2,436,685

December 31, 2022	Carrying value	Gross unrealized gains	Gross unrealized losses	Estimated fair value
(Thousands)				
U.S. government and government agencies	$ 54,072	$ 325	$ 2,353	$ 52,044
States, territories, and possessions	19,667	-	3,388	16,279
Political subdivisions of states, territories, and possessions	82,003	1,193	3,168	80,028
Special revenue and special assessment	377,184	6,695	38,208	345,671
Industrial and miscellaneous	2,057,348	39,741	158,979	1,938,110
Total	$ 2,590,274	$ 47,954	$ 206,096	$ 2,432,132

Included within the above tables are $144.7 million and $120.1 million of loan-backed and structured securities as of December 31, 2023 and 2022, respectively. Of this total, $57.2 million at December 31, 2023 and $81.8 million at December 31, 2022, were issued through or guaranteed by various U.S. government and government agencies. There were $29.1 million and $21.5 million of securities with government guarantees reflected within the U.S. government line above at December 31, 2023 and 2022, respectively. The remainder of the securities are reflected in the industrial and miscellaneous lines.

13

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

The carrying value and estimated fair value of bonds and cash equivalents at December 31, 2023, by contractual maturity, are shown as follows. Actual maturities may differ from contractual maturities because certain issuers have the right to call or prepay obligations with or without call or prepayment penalties. As most loan-backed and structured securities provide for periodic payments throughout their lives, they are listed separately.

December 31, 2023	Carrying value	Estimated fair value
(Thousands)		
Due in one year or less	$ 75,679	$ 75,510
Due after one year through five years	511,766	518,196
Due after five years through ten years	535,301	525,869
Due after ten years	1,304,650	1,221,354
Subtotal	2,427,396	2,340,929
Loan-backed and structured securities	144,677	141,902
Total	$ 2,572,073	$ 2,482,831

The Company occasionally sells, redeems, or otherwise disposes of securities as a result of a callable or tender offer feature (including make-whole call provisions). These liquidations may provide for a prepayment penalty or acceleration fee, which is reported as investment income when received. During 2023, 2022, and 2021, respectively, there were disposals of called securities reflecting 14, 19, and 20 unique CUSIP numbers (the CUSIP number is assigned by the Committee on Uniform Securities Identification Procedures to uniquely identify the company or issuer and type of security). The aggregate amount of investment income generated from prepayment penalties and/or acceleration fees was $0.03 million, $2.65 million, and $5.45 million for the years ended December 31, 2023, 2022, and 2021, respectively.

As of December 31, 2023, the Company held securities that were self-assigned a 5GI designation, indicating the securities meet the qualifications of a 5GI designation but have not been certified by the Securities Valuation Office (SVO). The Company had two 5GI securities with a total book adjusted carrying value of $4.4 million and a total fair value of $5.1 million as of December 31, 2023. The Company had two 5GI securities with a total book adjusted carrying value of $4.4 million and a total fair value of $5.1 million as of December 31, 2022.

There are no securities purchased prior to January 1, 1994, where historical cash flows are not available. Prepayment assumptions for single-class and multi-class mortgage and asset-backed securities were obtained from data pricing services. The Company uses data pricing services, broker quotes and the Capital Markets & Investment Analysis Office of the NAIC to determine fair value. The Company has no negative yield situations requiring a change from the retrospective to prospective methodology.

As of December 31, 2023 and 2022, investments carried at $3.0 million and $2.9 million, respectively, were on deposit with various governmental agencies as required by law. This represents 0.03 percent of the Company's total assets and total admitted assets as of December 31, 2023 and 2022.

14

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

Gross gains and losses realized from the disposition of bonds, which are reflected in the accompanying statutory financial statements, are as follows:

Years ended December 31 (Thousands)	2023	2022	2021
Bond sales:			
Proceeds	$ 198,592	$ 142,252	$ 16,621
Gross gains	1,718	2,890	13
Gross losses	734	999	125
Other bond dispositions:			
Proceeds	$ 101,998	$ 124,712	$ 196,367
Gross gains	836	376	1,155
Gross losses	987	1,575	1,723

The Company had $0.4 million of realized net losses related to other-than-temporary-impairments in 2023. There were no realized net losses in 2022 and 2021, related to other-than-temporary-impairments.

Common Stocks
In 2023, the Company became a member of the Federal Home Loan Bank (FHLB) of Chicago. As a result, the Company holds $95 thousand of FHLB Class B capital stock as of December 31, 2023. The Company does not have any borrowings with the FHLB as of December 31, 2023.

Cash equivalents
The Company's interest in SLAP was $46.1 million at December 31, 2023 in which $46.1 million was related to cash equivalents. The Company's interest in SLAP was $25.1 million at December 31, 2022 in which $25.1 million was related to cash equivalents.

Investment income
Sources of net investment income for 2023, 2022, and 2021 are as follows:

Years ended December 31 (Thousands)	2023	2022	2021
Dividend received from subsidiary	$ -	$ 250	$ 450
Interest:			
Bonds	125,240	128,171	135,324
Cash equivalents	1,984	551	15
Other interest	595	611	645
Amortization of IMR	1,252	1,220	1,230
Gross investment income	129,071	130,803	137,664
Investment expense	1,246	1,124	1,220
Net investment income	$ 127,825	$ 129,679	$ 136,444

15

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

Realized investment gains and losses for the years ended December 31, 2023, 2022, and 2021, were as follows:

December 31, 3023	Realized gains	Realized losses	Net realized gains (losses)
(Thousands)			
Bonds	$ 2,554	$ 2,093	$ 461
Common Stocks			-
IMR gains (losses)			183
Less: taxes on realized gains (losses)			(338)
Net realized gains (losses), net of tax			$ 306

December 31, 3022	Realized gains	Realized losses	Net realized gains (losses)
(Thousands)			
Bonds	$ 3,266	$ 2,574	$ 692
Common Stocks			-
IMR gains (losses)			(566)
Less: taxes on realized gains (losses)			(776)
Net realized gains (losses), net of tax			$ (649)

December 31, 3021	Realized gains	Realized losses	Net realized gains (losses)
(Thousands)			
Bonds	$ 1,168	$ 1,848	$ (680)
Common Stocks	21	-	21
IMR gains (losses)			670
Less: taxes on realized gains (losses)			(916)
Net realized gains (losses), net of tax			$ (904)

16

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

Impairment analysis
The following tables show the fair value and unrealized losses for all bonds as of December 31, 2023 and 2022, respectively. The data is aggregated by investment category and length of time that individual securities have been in a continuous position where carrying value exceeds fair value:

December 31, 2023	Less than 12 months		12 months or more		Total	
(Thousands)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized Losses
U.S. government and government agencies	$ 14,282	$ 251	$ 26,060	$ 2,482	$ 40,342	$ 2,733
States, territories, and possessions	-	-	16,793	2,808	16,793	2,808
Political subdivisions of states, territories, and possessions	2,725	36	21,963	2,214	24,688	2,250
Special revenue and special assessment	25,026	274	207,958	25,507	232,984	25,781
Industrial and miscellaneous	80,829	762	1,117,163	110,495	1,197,992	111,257
Total	$ 122,862	$ 1,323	$ 1,389,937	$ 143,506	$ 1,512,799	$ 144,829

December 31, 2022	Less than 12 months		12 months or more		Total	
(Thousands)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
U.S. government and government agencies	$ 28,766	$ 2,353	$ -	$ -	$ 28,766	$ 2,353
States, territories, and possessions	16,279	3,388	-	-	16,279	3,388
Political subdivisions of states, territories, and possessions	21,862	2,388	2,530	780	24,392	3,168
Special revenue and special assessment	215,137	34,405	15,932	3,803	231,069	38,208
Industrial and miscellaneous	1,211,240	134,696	96,836	24,283	1,308,076	158,979
Total	$ 1,493,284	$ 177,230	$ 115,298	$ 28,866	$ 1,608,582	$ 206,096

17

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

The following tables show the fair value and unrealized losses for loan-backed securities as of December 31, 2023 and 2022. The data is aggregated by investment category and length of time that individual securities have been in a continuous position where cost or amortized cost exceeds fair value:

December 31, 2023	Less than 12 months		12 months or more		Total	
(Thousands)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. government and government agencies	$ -	$ -	$ 17,614	$ 1,381	$ 17,614	$ 1,381
Special revenue - MBS/ABS (a)	39	-	32,938	2,089	32,977	2,089
Industrial and miscellaneous	4,997	2	15,344	972	20,341	974
Total	$ 5,036	$ 2	$ 65,896	$ 4,442	$ 70,932	$ 4,444

(a) Mortgage-backed securities (MBS) and asset-backed securities (ABS).

December 31, 2022	Less than 12 months		12 months or more		Total	
(Thousands)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. government and government agencies	$ 20,105	$ 1,197	$ -	$ -	$ 20,105	$ 1,197
Special revenue - MBS/ABS (a)	34,597	2,916	-	-	34,597	2,916
Industrial and miscellaneous	15,489	1,330	-	-	15,489	1,330
Total	$ 70,191	$ 5,443	$ -	$ -	$ 70,191	$ 5,443

(a) Mortgage-backed securities (MBS) and asset-backed securities (ABS).

The majority of unrealized losses of the Company's investments were caused by bonds being purchased in a lower interest rate environment relative to the interest rate environment at December 31, 2023. Because the Company believes the securities will increase in value and has the ability and intent to hold these investments until maturity, the Company does not consider investments with such losses to be other-than-temporarily-impaired at December 31, 2023. There were no loan-backed securities held at December 31, 2023 or 2022, which were previously other-than-temporarily-impaired.

The Company's evaluation of other-than-temporary-impairment of a particular security includes management making assumptions and estimates about the future earnings potential and operations of the issuer. Management considers such factors when evaluating whether a decline in fair value is other-than-temporary: (1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; (2) the recoverability of principal and interest; (3) the duration and extent to which the fair value has been less than amortized cost for bonds; (4) the financial condition of the issuer along with future prospects, including relevant industry conditions and trends and rating agency implications; and (5) the specific reasons that a security is in a significant unrealized loss position, including market conditions, which could affect access to liquidity.

Total unrealized losses on all bonds that were in a continuous unrealized loss position for 12 months or more are comprised of 438 and 49 individual bonds at December 31, 2023 and 2022, respectively. Total unrealized losses on all bonds that were in a continuous unrealized loss position for less than 12 months are comprised of 29 and 458 individual bonds at December 31, 2023 and 2022, respectively.

The Company does not have a material concentration of subprime investments.

18

Sentry Life Insurance Company notes to statutory financial statements

Note 4 Disclosures about fair values of financial instruments

Statutory accounting principles define the fair value of a financial instrument as the amount at which that instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Certain financial instruments and all nonfinancial instruments are excluded from statutory fair value disclosure requirements. Financial instruments that are exempt include life policy benefits with mortality or morbidity risk. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

For cash and cash equivalents and accrued investment income, the carrying amount approximates fair value. Policy loans are an integral part of the underlying insurance contract and have no stated maturity dates; therefore, no reasonable estimate of fair value can be made. Interest rates for policy loans range from 5 to 8 percent.

For bonds, the estimated fair value is generally based on quotes provided by data pricing services, brokers, and the Capital Markets & Investment Analysis Office of the NAIC. The fair value of assets held in separate accounts and the related liabilities are based on underlying market prices.

The estimated fair values of the Company's financial instruments are as follows:

December 31	2023		2022	
(Thousands)	Carrying value	Estimated fair value	Carrying value	Estimated fair value
Financial assets:				
Bonds	$ 2,525,927	$ 2,436,685	$ 2,590,274	$ 2,432,132
Common stocks - unaffiliated	95	95	-	-
Cash equivalents	46,146	46,146	25,107	25,107
Assets held in separate accounts	6,964,977	6,964,977	5,893,227	5,893,227
Liabilities:				
Liabilities held in separate accounts	6,964,095	6,964,095	5,892,399	5,892,399

Included in various investment-related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired or, for certain bonds, when carried at the lower of cost or fair value.

The fair value of an asset or liability is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses a market approach and maximizes the use of observable inputs and minimizes the use of unobservable inputs.

When quoted prices in active markets are not available, the Company uses the income approach to estimate the fair value of its financial instruments. The income approach involves using discounted cash flow and other standard valuation methodologies. The inputs in applying these market standard valuation methodologies include, but are not limited to, interest rates, benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, estimated future cash flows, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.

For disclosure purposes, based on a hierarchy defined by SSAP No. 100, *Fair Value*, the Company categorizes its financial instruments into a hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives highest priority to quotes in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety. Transfers between levels are recognized at the end of the reporting period for which an underlying assumption significant to the fair value is determined. There were no transfers between levels during 2023.

19

Sentry Life Insurance Company notes to statutory financial statements

Note 4 Disclosures about fair values of financial instruments (continued)

The Company categorizes financial assets and liabilities as follows:

Level 1 - Management's valuations are based on unadjusted quoted prices in active markets for identical, unrestricted assets. Since valuations are based on quoted prices that are readily available in an active market, valuation of these assets does not involve any meaningful degree of judgment. An active market is defined as a market where transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Level 1 financial assets and liabilities generally include U.S. government debt securities, where management's valuations are based on quoted market prices.

Level 2 - Management's valuations are based on quoted market prices where such markets are not deemed to be sufficiently active. In such circumstances, additional valuation metrics will be used which involve direct or indirect observable market inputs. Level 2 financial assets and liabilities generally include non-U.S. government debt securities, as well as assets and liabilities held in separate accounts. Independent pricing services constitute a significant input in management's determination of the fair value of these types of bonds. In developing such quotes, dealers will use the terms of the security and market-based inputs. Terms of the security include coupon, maturity date, and any special provision that may enable the investor to redeem the security prior to its maturity date. Market-based inputs include the level of interest rates applicable to comparable securities in the market and current credit ratings of the security. A small segment of Level 2 securities are priced: a) externally, via broker quotes, for example, and b) internally using matrix pricing, and/or benchmark and spread analysis.

Level 3 - Management's valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Valuations under Level 3 generally involve a significant degree of judgment on the part of management.

The following tables present the fair value hierarchy levels for the Company's assets and liabilities:

December 31, 2023	Level 1	Level 2	Level 3	Total
(Thousands)				
Financial assets:				
Bonds	$ -	$ 2,436,685	$ -	$ 2,436,685
Common stocks - unaffiliated	-	95	-	95
Cash equivalents	46,146	-	-	46,146
Assets held in separate accounts	507,148	6,457,829	-	6,964,977
Total financial assets	$ 553,294	$ 8,894,609	$ -	$ 9,447,903
Liabilities:				
Liabilities held in separate accounts	$ 507,148	$ 6,456,947	$ -	$ 6,964,095

December 31, 2022	Level 1	Level 2	Level 3	Total
(Thousands)				
Financial assets:				
Bonds	$ -	$ 2,432,132	$ -	$ 2,432,132
Cash equivalents	25,107	-	-	25,107
Assets held in separate accounts	-	5,893,227	-	5,893,227
Total financial assets	$ 25,107	$ 8,325,359	$ -	$ 8,350,466
Liabilities:				
Liabilities held in separate accounts	$ -	$ 5,892,399	$ -	$ 5,892,399

20

Sentry Life Insurance Company notes to statutory financial statements

Note 5 Investment in subsidiary

Condensed financial information regarding SLONY is as follows:

At or for years ended December 31 (Thousands)	2023	2022	2021
Total cash and investments	$ 40,432	$ 39,432	$ 42,705
Total admitted assets	154,162	124,147	168,079
Policy reserves and benefits	30,053	28,433	32,368
Total liabilities	143,485	113,772	158,030
Total capital stock and surplus	10,677	10,375	10,049
Premium and annuity considerations	29,458	10,760	16,362
Net investment income	1,621	1,622	1,726
Total benefits and expenses	31,426	12,494	18,249
Net income	316	618	495

21

Sentry Life Insurance Company notes to statutory financial statements

Note 6 Premium and annuity considerations deferred and uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policy owners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest, and are reported as an asset in the statutory balance sheets. The components of deferred and uncollected premiums are as follows:

December 31, 2023		Gross		Loading		Net of loading
(Thousands)						
Ordinary new business	$	369	$	16	$	353
Ordinary renewal		6,693		107		6,586
Group life		1		-		1
Total	$	7,063	$	123	$	6,940

December 31, 2022		Gross		Loading		Net of loading
(Thousands)						
Ordinary new business	$	305	$	13	$	292
Ordinary renewal		6,877		107		6,770
Group life		1		-		1
Total	$	7,183	$	120	$	7,063

December 31, 2021		Gross		Loading		Net of loading
(Thousands)						
Ordinary new business	$	268	$	11	$	257
Ordinary renewal		6,816		110		6,706
Group life		1		-		1
Total	$	7,085	$	121	$	6,964

22

Sentry Life Insurance Company notes to statutory financial statements

Note 7 Separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for employee benefit plans, variable annuities, and variable universal life product lines.

All separate account assets are considered legally insulated from the general account except for the Company's interest in the separate accounts (seed money). The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general accounts. All assets held by the separate accounts are registered with the U.S. Securities and Exchange Commission (SEC). As of December 31, 2023, and 2022, the Company's separate account statements included legally insulated assets of $7.0 billion and $5.9 billion, respectively. The Company's seed money was $881 thousand, $828 thousand, and $928 thousand, as of December 31, 2023, 2022, and 2021, respectively.

Activity and liabilities (primarily reserves) in separate accounts are as follows:

Years ended December 31 (Thousands)	2023	2022	2021
Premiums, considerations, or deposits	$ 2,037,290	$ 2,427,895	$ 2,256,540
Liabilities:			
Reserves carried at fair value	$ 6,963,877	$ 5,889,266	$ 7,119,771
Non-policy liabilities	218	3,133	3,478
Total liabilities	$ 6,964,095	$ 5,892,399	$ 7,123,249
Liabilities by withdrawal characteristics:			
Subject to discretionary withdrawal:			
With market value adjustment	$ -	$ -	$ -
At book value without market value adjustment and with current surrender charge of 5% or more	-	-	-
At fair value	6,963,877	5,889,266	7,119,771
At book value without market value adjustment and with current surrender charge less than 5%	-	-	-
Total reserves subject to discretionary withdrawal	6,963,877	5,889,266	7,119,771
Non-policy liabilities	218	3,133	3,478
Total liabilities	$ 6,964,095	$ 5,892,399	$ 7,123,249
Reserves for asset default risk in lieu of AVR	$ -	$ -	$ -

Insurance claims and policyholders' benefits as reported in the statutory statements of operations include amounts transferred to (from) separate accounts. These transfers reported in the separate accounts statements are as follows:

Years ended December 31 (Thousands)	2023	2022	2021
Transfers to separate accounts	$ 2,037,290	$ 2,427,895	$ 2,256,540
Transfers from separate accounts	(1,930,104)	(2,350,328)	(2,191,099)
Net transfers as reported in the separate accounts statements	107,186	77,567	65,441
Other	(11)	136	(21)
Net transfers as reported in the statements of operations	$ 107,175	$ 77,703	$ 65,420

23

Sentry Life Insurance Company notes to statutory financial statements

Note 8 Reserves for life contracts and deposit-type contracts

The Company waives deduction of deferred fractional premiums upon the death of an insured and returns any portion of the final premium for coverage beyond the end of the policy month of death. Surrender values are not promised in excess of legally computed reserves.

For insurance on substandard lives, the gross premium of the true age and an extra premium to provide for the additional risk are charged. For universal life policies, the reserve equals the unearned extra premium. For other policies, the reserve equals 3/4 of the sum of the reserve reported at the end of the previous year and the extra annual premium in force at the end of the current year.

As of December 31, 2023, and 2022, the Company has $1.6 billion and $1.7 billion, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the valuation standard set by the State of Wisconsin.

The tabular interest is determined by formula as described in the instructions to the NAIC's annual statement except for universal life plans and the retirement deposit accounts where basic policy data is used. Tabular reserves less actual reserves released and tabular cost are determined by formula as described in the instructions.

Tabular interest on funds not involving life contingencies is determined by using actual interest earned during the year.

24

Sentry Life Insurance Company notes to statutory financial statements

Note 9 Liability for accident and health benefits

Activity in the liability for accident and health benefits and claims adjustment expenses is summarized as follows:

Years ended December 31	2023	2022
(Thousands)		
Net reserves for benefits and claims adjustment expenses at beginning of year	$ 3,137	$ 3,618
Provision for benefits and claims adjustment expenses incurred:		
Current year	-	-
Prior years	280	49
Total incurred benefits and claims adjustment expenses	280	49
Payments for benefits and claims adjustment expenses incurred:		
Current year	-	-
Prior years	535	530
Total paid benefits and claims adjustment expenses	535	530
Net reserves for benefits and claims adjustment expenses at end of year	2,882	3,137
Active life reserve	12	16
Reserves for benefits and claims adjustment expenses at end of year	$ 2,894	$ 3,153

The prior year reserve development is primarily attributable to the experience under the group long-term disability contract issued to SIC. No significant trends or unanticipated events were noted in the years presented.

25

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities

The withdrawal characteristics of all annuity reserves and deposit liabilities at December 31, 2023 and 2022 are as follows:

Individual annuities

December 31, 2023	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ -	$ -	$ -	-
At book value less current surrender charge of 5% or more	720	-	720	0.80%
At fair value	-	23,887	23,887	26.53%
Total with adjustment or at market value	720	23,887	24,607	27.33%
At book value without adjustment (minimal or no charge or adjustment)	60,466	-	60,466	67.14%
Total subject to discretionary withdrawal	61,186	23,887	85,073	94.47%
Not subject to discretionary withdrawal	4,983	-	4,983	5.53%
Total (gross)	66,169	23,887	90,056	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 66,169	$ 23,887	$ 90,056	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

December 31, 2022	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ -	$ -	$ -	-
At book value less current surrender charge of 5% or more	712	-	712	0.80%
At fair value	-	22,805	22,805	25.61%
Total with adjustment or at market value	712	22,805	23,517	26.41%
At book value without adjustment (minimal or no charge or adjustment)	60,879	-	60,879	68.37%
Total subject to discretionary withdrawal	61,591	22,805	84,396	94.78%
Not subject to discretionary withdrawal	4,651	-	4,651	5.22%
Total (gross)	66,242	22,805	89,047	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 66,242	$ 22,805	$ 89,047	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

26

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities (continued)

Group annuities December 31, 2023	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ 1,834,938	$ -	$ 1,834,938	20.82%
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	6,933,058	6,933,058	78.71%
Total with adjustment or at market value	1,834,938	6,933,058	8,767,996	99.53%
At book value without adjustment (minimal or no charge or adjustment)	5,176	-	5,176	0.06%
Total subject to discretionary withdrawal	1,840,114	6,933,058	8,773,172	99.59%
Not subject to discretionary withdrawal	35,723	-	35,723	0.41%
Total (gross)	1,875,837	6,933,058	8,808,895	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 1,875,837	$ 6,933,058	$ 8,808,895	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

December 31, 2022	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ 1,917,054	$ -	$ 1,917,054	24.53%
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	5,860,032	5,860,032	74.97%
Total with adjustment or at market value	1,917,054	5,860,032	7,777,086	99.50%
At book value without adjustment (minimal or no charge or adjustment)	5,489	-	5,489	0.07%
Total subject to discretionary withdrawal	1,922,543	5,860,032	7,782,575	99.57%
Not subject to discretionary withdrawal	33,566	-	33,566	0.43%
Total (gross)	1,956,109	5,860,032	7,816,141	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 1,956,109	$ 5,860,032	$ 7,816,141	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

At December 31, 2023, there are reserves of $4.95 million for life contingencies. At December 31, 2022, there were additional reserves of $4.20 million for life contingencies, not included in the table above.

27

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities (continued)

Deposit-type contracts (no life contingencies) December 31, 2023	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ -	$ -	$ -	-
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	-	-	-
Total with adjustment or at market value	-	-	-	-
At book value without adjustment (minimal or no charge or adjustment)	-	-	-	-
Total subject to discretionary withdrawal	-	-	-	-
Not subject to discretionary withdrawal	2,123	-	2,123	100.00%
Total (gross)	2,123	-	2,123	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 2,123	$ -	$ 2,123	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

December 31, 2022	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ -	$ -	$ -	-
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	-	-	-
Total with adjustment or at market value	-	-	-	-
At book value without adjustment (minimal or no charge or adjustment)	-	-	-	-
Total subject to discretionary withdrawal	-	-	-	-
Not subject to discretionary withdrawal	2,150	-	2,150	100.00%
Total (gross)	2,150	-	2,150	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 2,150	$ -	$ 2,150	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

28

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities (continued)

The below table reconciles the withdrawal characteristics of all annuity reserves and deposit liabilities to specific Annual Statement schedules as of December 31, 2023.

Life & Accident & Health Annual Statement	Balance sheet caption	
Exhibit 5, annuities section, total (net)	Future policy benefits: annuity	$ 1,937,859
Exhibit 5, miscellaneous reserves, total (net)	Future policy benefits: annuity	4,034
Exhibit 5, supplementary contracts with life contingencies section, total (net)	Future policy benefits: annuity	113
Exhibit 7, deposit-type contracts, line 14, column 1	Accounts payable and other liabilities	2,123
Subtotal		1,944,129
Separate accounts annual statement	Balance sheet caption	
Exhibit 3, line 0299999, column 2	Separate account liabilities	6,956,945
Subtotal		6,956,945
Combined total		$ 8,901,074

29

Sentry Life Insurance Company notes to statutory financial statements

Note 11 Withdrawal characteristics of life actuarial reserves

The withdrawal characteristics of life actuarial reserves at December 31, 2023 and 2022 are as follows:

December 31, 2023	General account			Separate account - nonguaranteed		
(Thousands)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans						
Term policies with cash value	$ 1,331	$ 1,331	$ 1,555	$ -	$ -	$ -
Universal life	63,307	64,679	65,922	-	-	-
Other permanent cash value life insurance	90,273	90,273	114,306	-	-	-
Variable universal life	-	-	7	7,144	7,144	6,933
Not subject to discretionary withdrawal or no cash values						
Term policies with cash value	XXX	XXX	51,994	XXX	XXX	-
Accidental death benefits	XXX	XXX	37	XXX	XXX	-
Disability – active lives	XXX	XXX	200	XXX	XXX	-
Disability – disabled lives	XXX	XXX	4,246	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	22,187	XXX	XXX	-
Total (gross)	154,911	156,283	260,454	7,144	7,144	6,933
Reinsurance ceded	-	-	39,568	-	-	-
Total (net)	$ 154,911	$ 156,283	$ 220,886	$ 7,144	$ 7,144	$ 6,933

December 31, 2022	General account			Separate account - nonguaranteed		
(Thousands)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans						
Term policies with cash value	$ 1,193	$ 1,196	$ 1,517	$ -	$ -	$ -
Universal life	66,840	68,219	69,773	-	-	-
Other permanent cash value life insurance	88,054	88,054	111,015	-	-	-
Variable universal life	-	-	8	6,734	6,735	6,430
Not subject to discretionary withdrawal or no cash values						
Term policies with cash value	XXX	XXX	51,717	XXX	XXX	-
Accidental death benefits	XXX	XXX	38	XXX	XXX	-
Disability – active lives	XXX	XXX	198	XXX	XXX	-
Disability – disabled lives	XXX	XXX	4,406	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	22,969	XXX	XXX	-
Total (gross)	156,087	157,469	261,641	6,734	6,735	6,430
Reinsurance ceded	-	-	39,214	-	-	-
Total (net)	$ 156,087	$ 157,469	$ 222,427	$ 6,734	$ 6,735	$ 6,430

30

Sentry Life Insurance Company notes to statutory financial statements

Note 11 Withdrawal characteristics of life actuarial reserves (continued)

The below table reconciles the life actuarial reserves to specific schedules within the Annual Statement as of December 31, 2023.

Life & Accident & Health Annual Statement	Balance sheet caption	
Exhibit 5, life insurance section, total (net)	Future policy benefits: life	$ 205,923
Exhibit 5, disability - active lives section, total (net)	Future policy benefits: life	199
Exhibit 5, disability - disabled lives section, total (net)	Future policy benefits: life	4,003
Exhibit 5, miscellaneous reserves section, total (net), less annuity portion of accrued contingent interest	Future policy benefits: life	10,761
Subtotal		220,886
Separate accounts annual statement	Balance sheet caption	
Exhibit 3, line 0199999, column 2	Separate account liabilities	6,933
Subtotal		6,933
Combined total		$ 227,819

31

Sentry Life Insurance Company notes to statutory financial statements

Note 12 Reinsurance

Assumed life in force amounted to approximately 0.1 percent of total in force (before ceded reinsurance) at December 31, 2023 and 2022.

The Company has entered into reinsurance ceded contracts to limit the net loss potential arising from large risks. The Company also purchased excess of loss coverage from SIC to limit the net loss potential arising from a catastrophe. Life benefits in excess of retention levels are ceded to reinsurers based on product type and activation date of the policy. Group health liabilities, except for liabilities related to SIC's employee benefit plans, are ceded to SIC.

The Company cedes insurance to other insurers under various contracts, which cover individual risks or entire classes of business. Although the ceding of insurance does not discharge the Company from its primary liability to policyholders in the event any reinsurer might be unable to meet the obligations assumed under the reinsurance agreements, it is the practice of insurers to reduce their balances for amounts ceded. The amounts included in the accompanying statutory financial statements for reinsurance were as follows:

December 31, 2023	Affiliated		Unaffiliated	
(Thousands)	Assumed	Ceded	Assumed	Ceded
Premiums	$ 76	$ 217	$ 10	$ 8,114
Benefits	-	3,399	-	2,631
Commissions	-	231	-	1,741
Premiums deferred and uncollected	-	-	-	-
Future policy benefits:				
Life and annuities	7	-	63	39,568
Accident and health	$ -	$ 22,080	$ -	$ -

December 31, 2022	Affiliated		Unaffiliated	
(Thousands)	Assumed	Ceded	Assumed	Ceded
Premiums	$ 76	$ 232	$ 9	$ 8,243
Benefits	301	3,858	-	2,659
Commissions	-	228	-	1,770
Premiums deferred and uncollected	-	-	-	-
Future policy benefits:				
Life and annuities	6	-	55	39,214
Accident and health	$ -	$ 24,301	$ -	$ -

December 31, 2021	Affiliated		Unaffiliated	
(Thousands)	Assumed	Ceded	Assumed	Ceded
Premiums	$ 81	$ 264	$ 8	$ 7,872
Benefits	49	4,157	-	11,504
Commissions	-	272	-	1,611
Premiums deferred and uncollected	-	-	-	-
Future policy benefits:				
Life and annuities	7	-	48	38,231
Accident and health	$ -	$ 26,146	$ -	$ -

The Company did not include the supplemental reinsurance disclosures required by paragraphs 78 through 84 of SSAP No. 61R, *Life Deposit-Type and Accident and Health Reinsurance* as it does not have any reinsurance contracts which limit the reinsurer's assumption of significant risks.

32

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax

The provision for current federal income tax incurred as reported in the statutory financial statements is as follows:

Years ended December 31	2023	2022	2021
(Thousands)			
Federal income tax expense (credit) on operations	$ 2,523	$ (675)	$ 3,639
Federal income tax on net capital gains and losses	338	776	916
Current federal income tax expense (credit) incurred	$ 2,861	$ 101	$ 4,555

The provision for current federal income tax is different from that which would be obtained by applying the statutory federal income tax rate to pretax book income, which includes operations and realized gains and losses. The significant items causing this difference are as follows:

Year ended December 31	2023	Effective rate
(Thousands)		
Current federal income tax expense computed at statutory rate	$ 8,441	21.0 %
Dividends received deduction	(3,045)	(7.6)%
Net impact of prior year provision to return difference	196	0.5 %
Reverse Tax Contingency	(4,250)	(10.6)%
IMR and other	(409)	(1.0)%
Total income tax expense	$ 933	2.3 %

Year ended December 31	2023	Effective rate
(Thousands)		
Current federal income tax expense	$ 2,861	7.1 %
Change in net deferred income tax	(1,928)	(4.8) %
Total income tax expense	$ 933	2.3 %

Year ended December 31	2022	Effective rate
(Thousands)		
Current federal income tax expense computed at statutory rate	$ 8,284	21.0 %
Dividends received deduction	(3,308)	(8.4)%
Net impact of prior year provision to return difference	496	1.3 %
Reverse Tax Contingency	(4,900)	(12.4)%
IMR and other	(177)	(0.4)%
Total income tax expense	$ 395	1.0 %

Reconciliation of total income tax expense:

Year ended December 31	2022	Effective rate
(Thousands)		
Current federal income tax expense	$ 101	0.3 %
Change in net deferred income tax	294	0.7 %
Total income tax expense	$ 395	1.0 %

33

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

Year ended December 31		2021	Effective rate
(Thousands)			
Current federal income tax expense computed at statutory rate	$	9,006	21.0 %
Dividends received deduction		(3,770)	(8.8)%
Net impact of prior year provision to return difference		104	0.2 %
IMR and other		(60)	(0.1)%
Total income tax expense	$	5,280	12.3 %

Reconciliation of total income tax expense:

Year ended December 31		2021	Effective rate
(Thousands)			
Current federal income tax credit	$	4,555	10.6 %
Change in net deferred income tax		725	1.7 %
Total income tax expense	$	5,280	12.3 %

34

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The Company records federal deferred income tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement basis of assets and liabilities.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets (DTA) and deferred tax liabilities (DTL) are as follows:

December 31	2023	2022	Change
(Thousands)			
Deferred tax asset			
Ordinary deferred tax assets			
Policy reserves	$ 6,869	$ 6,841	$ 28
Deferred acquisition costs	1,444	1,456	(12)
Total ordinary deferred tax assets	8,313	8,297	16
Nonadmitted ordinary deferred tax assets	(4,462)	(2,036)	(2,426)
Admitted ordinary deferred tax assets	3,851	6,261	(2,410)
Capital deferred tax assets			
Investments	2,845	3,350	(505)
Total capital deferred tax assets	2,845	3,350	(505)
Nonadmitted capital deferred tax assets	-	-	-
Admitted capital deferred tax assets	2,845	3,350	(505)
Total admitted deferred tax assets	6,696	9,611	(2,915)
Deferred tax liabilities			
Ordinary deferred tax liabilities			
Investments	2,236	4,585	(2,349)
Other	156	180	(24)
Total ordinary deferred tax liabilities	2,392	4,765	(2,373)
Capital deferred tax liabilities			
Other	27	71	(44)
Total capital deferred tax liabilities	27	71	(44)
Total deferred tax liabilities	2,419	4,836	(2,417)
Net admitted deferred tax assets	4,277	4,775	(498)

Statutory accounting requires the reduction of deferred tax assets by a statutory valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Based on management's assessment, it is more likely than not that all gross deferred tax assets will be realized.

35

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The net deferred tax assets and deferred tax liabilities are comprised of the following components:

December 31	2023			2022			Change		
(Thousands)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Total gross deferred tax assets	$ 8,313	$ 2,845	$11,158	$ 8,297	$ 3,350	$ 11,647	$ 16	$ (505)	$ (489)
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	8,313	2,845	11,158	8,297	3,350	11,647	16	(505)	(489)
Deferred tax assets nonadmitted	(4,462)	-	(4,462)	(2,036)	-	(2,036)	(2,426)	-	(2,426)
Subtotal - net admitted deferred tax asset	3,851	2,845	6,696	6,261	3,350	9,611	(2,410)	(505)	(2,915)
Deferred tax liabilities	2,392	27	2,419	4,765	71	4,836	(2,373)	(44)	(2,417)
Net admitted deferred tax assets (net deferred tax liability)	$ 1,459	$ 2,818	$ 4,277	$ 1,496	$ 3,279	$ 4,775	$ (37)	$ (461)	$ (498)

36

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The following table presents the amount of admitted adjusted gross deferred tax assets admitted under each component of SSAP No. 101, *Income Taxes* is as follows:

December 31	2023			2022			Change		
(Thousands)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$ -	$ 1,259	$ 1,259	$ -	$ 1,697	$ 1,697	$ -	$ (438)	$ (438)
b. Adjusted gross deferred tax assets expected to be realized (excluding federal income taxes recoverable above) after application of threshold limitation	1,432	1,586	3,018	1,425	1,653	3,078	7	(67)	(60)
b.i Adjusted gross deferred tax assets expected to be realized following the balance sheet date	1,432	1,586	3,018	1,425	1,653	3,078	7	(67)	(60)
b.ii Adjusted gross deferred tax assets allowed per limitation threshold	-	-	53,447	-	-	53,447	-	-	-
c. Adjusted gross deferred tax assets offset by gross deferred tax liabilities	2,419	-	2,419	4,836	-	4,836	(2,417)	-	(2,417)
Deferred tax assets admitted as a result of application of SSAP No. 101	$ 3,851	$ 2,845	$ 6,696	$ 6,261	$ 3,350	$ 9,611	$ (2,410)	$ (505)	$ (2,915)

The following table presents the threshold limitations utilized in the admissibility of deferred assets under paragraph 11.b of SSAP No. 101.

December 31	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	1,395%	1,292%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$377.8 million	$356.3 million

37

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The Company has determined that the impact of tax planning strategies on the adjusted gross and net admitted DTAs is as follows:

	2023			2022			Change		
December 31	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross deferred tax assets (percent of total adjusted gross deferred tax assets)	- %	100%	16%	-%	100%	22%	-%	-%	(6)%
Net admitted adjusted gross deferred tax assets (percent of total net admitted adjusted gross deferred tax assets)	- %	100%	22%	-%	100%	26%	-%	-%	(4)%

There are no deferred tax liabilities that are recognized as of December 31, 2023 and 2022.

The Company's tax planning strategies do not include the use of reinsurance.

The change in net deferred income taxes is comprised of the following:

December 31	2023	2022	Change
(Thousands)			
Gross deferred tax assets	$ 11,158	$ 11,647	$ (489)
Gross deferred tax liabilities	(2,419)	(4,836)	2,417
Net deferred tax asset	$ 8,739	$ 6,811	1,928
Tax effect of surplus items:			
Other			-
Change in net deferred income tax			$ 1,928

December 31	2022	2021	Change
(Thousands)			
Gross deferred tax assets	$ 11,647	$ 11,742	$ (95)
Gross deferred tax liabilities	(4,836)	(4,607)	(229)
Net deferred tax asset	$ 6,811	$ 7,135	(324)
Tax effect of surplus items:			
Other			30
Change in net deferred income tax			$ (294)

38

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The amount of federal income taxes incurred that are available for recoupment, by tax character, in the event of future net losses are:

(Thousands)	2023	2022	2021
Capital	$ 338	$ 776	$ 916
Ordinary	-	-	-
Total	$ 338	$ 776	$ 916

As of December 31, 2023, the Company has no net operating loss carryforwards, no capital loss carryforwards, and no alternative minimum tax credit. Under Federal Internal Revenue Code ordinary losses cannot be carried back for life companies while capital losses for life companies can be carried back three years. The Company has no tax credit carryforwards as of December 31, 2023 and 2022. Additionally, the Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Service Code for years ended December 31, 2023 or 2022. The Company determines income tax contingencies in accordance with Statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets ("SSAP No. 5R") as modified by SSAP No. 101. The Company does not expect the total liability will significantly increase over the next 12 months.

The Inflation Reduction Act, which created a new corporate alternative minimum tax (CAMT) effective for calendar year tax years beginning after December 31, 2022, was enacted on August 16, 2022. The reporting entity has determined that average adjusted financial statement income is below the thresholds for the 2023 tax year and it is a nonapplicable entity. It does not expect to be required to perform the CAMT calculations, nor be liable for any CAMT.

The Company does not have any foreign operations as of the years ended December 31, 2023 and 2022 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

The Company is not under current examination with the Internal Revenue Service. The statute of limitations for tax years from 2020 and forward remain open. In the opinion of management, settlement of tax assessments related to open years is not expected to have a material adverse impact on the Company's policyholders' surplus.

The following entities participate in SMHC's consolidated federal income tax return allocation agreement and the filing of a consolidated federal income tax return:

- Dairyland Insurance Company
- Dairyland National Insurance Company
- Middlesex Insurance Company
- Parker Centennial Assurance Company
- Patriot General Insurance Company
- Peak Property and Casualty Insurance Corporation
- Point Excess and Surplus Insurance Company
- Point Insurance Company
- Point Specialty Insurance Company
- Productivity Advantage, Inc.
- Sentry Aviation Services, Inc.
- Sentry Casualty Company
- Sentry Equity Services, Inc.
- Sentry Holdings, Inc.
- Sentry Insurance Company
- Sentry Insurance Holding Company, Inc.
- Sentry Life Insurance Company
- Sentry Life Insurance Company of New York
- Sentry Mutual Holding Company
- Sentry Select Insurance Company
- Viking Insurance Company of Wisconsin
- WAULECO, Inc.

The method of allocation between the Company and SMHC is subject to a written agreement approved by the board of directors. Allocation is based on separate return calculations with current credit for net losses. Intercompany tax balances are settled quarterly. A final settlement with the Company is made within 90 days after filing the federal income tax returns.

39

Sentry Life Insurance Company notes to statutory financial statements

Note 14 Other related party transactions

The Company has issued insurance policies and investment contracts to certain employee benefit plans for SIC. Premiums included in the accompanying statutory statements of operations (net of ceded premiums) are approximately $82.4 million, $71.6 million, and $69.3 million in 2023, 2022, and 2021, respectively.

The Company reported $37.0 million and $21.5 million as the net amount payable to its affiliates at December 31, 2023 and 2022, respectively. Intercompany balances are settled no later than 45 days after the close of each month.

SIC employee benefit plan liabilities held in both the general and separate accounts totaled $3.2 billion and $3.0 billion at December 31, 2023 and 2022, respectively.

Experience return reserves for group life and health plans issued to SIC totaled zero in 2023 and 2022.

The Company has provided coverage in the form of annuity contracts as structured settlements for SIC's workers' compensation claims. Reserves for future policy benefits at December 31, 2023 and 2022, included $25.9 million and $27.7 million, respectively, relating to these contracts.

Note 15 Dividend restrictions

Dividends to SIC may not be paid until 30 days have elapsed following a written report made to the OCI by the Company's board of directors that specifically authorizes the dividend payment. Approval by the OCI is not required, but the OCI may disapprove the dividend within the 30-day period. Dividends are limited to the lesser of 10 percent of surplus with regard to policyholders as of the preceding December 31 or the total net income of the insurer for the calendar year preceding the date of the dividend or distribution, minus realized capital gains for that calendar year. The Company distributed an ordinary dividend of $10.0 million on December 13, 2023 and December 14, 2022.

Note 16 Commitments and contingencies

In the normal course of business, there are various legal actions and proceedings pending against the Company. In the opinion of management, the ultimate resolution of these matters will not have a material adverse impact on the Company's statutory financial statements.

State guaranty funds can assess the Company for losses of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company believes that its ultimate cost for these assessments will not have a material adverse effect on the statutory financial statements.

Note 17 Subsequent events

The Company evaluated subsequent events through March 1, 2024, the date the accompanying statutory financial statements were available to be issued. No significant subsequent events were identified.

40

Schedule 1

Sentry Life Insurance Company

Supplemental Schedule – Selected Financial Data

Year ended December 31, 2023

(In thousands)

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:		
Government bonds	$	1,986
Bonds exempt from tax		436
Other bonds (unaffiliated)		122,818
Common stocks of affiliates		—
Premium notes, policy loans, and liens		595
Short-term investments		1,984
Amortization of IMR		1,252
Gross investment income	$	129,071
Bonds and stocks of parents, subsidiaries, and affiliates – book value:		
Common stocks	$	10,677
Bonds and cash equivalents by NAIC rating and maturity:		
By maturity – statement value:		
Due within 1 year or less	$	75,682
Over 1 year through 5 years		553,831
Over 5 years through 10 years		571,038
Over 10 years through 20 years		1,030,435
Over 20 years		341,087
Total by maturity	$	2,572,073
By NAIC rating – statement value:		
NAIC 1	$	1,938,863
NAIC 2		622,394
NAIC 3		9,654
NAIC 4		—
NAIC 5		1,162
NAIC 6		—
Total by NAIC rating	$	2,572,073
Total bonds and cash equivalents publicly traded	$	2,026,483
Total bonds and cash equivalents privately traded		545,590
Cash equivalents – book value		46,146
Cash on deposit		12
Life insurance in force:		
Ordinary	$	2,426
Group life		6

42

Schedule 1

Sentry Life Insurance Company

Supplemental Schedule - Selected Financial Data

Year ended December 31, 2023

(In thousands)

Amount of accidental death insurance in force under ordinary policies	$	29,295
Life insurance policies and certificates with disability provisions in force:		
Ordinary policies	$	413,088
Group life certificates		6,788
Supplemental contracts in force:		
Ordinary - not involving life contingencies:		
Amount on deposit	$	1,502
Income payable		75
Ordinary - involving life contingencies:		
Income payable		21
Annuities:		
Ordinary:		
Immediate - amount of income payable	$	1,179
Deferred - fully paid account balance		3,109
Deferred - not fully paid account balance		81,265
Group:		
Immediate - amount of income payable		2,425
Deferred - fully paid account balance		9,472
Deferred - not fully paid account balance		8,767,997
Accident and health insurance - premiums in force:		
Ordinary	$	—
Group		175
Deposit funds and dividend accumulations:		
Dividend accumulations - account balance	$	299
Claim payments 2023:		
Group accident and health year ended December 31:		
2023	$	—
2022		—
2021		—
2020		—
2019		—
2018 and prior		524
Other accident and health:		
2023		—
2022		—
2021		—
2020		—
2019		—
2018 and prior		10

See accompanying independent auditors' report.

43

Schedule 2

Sentry Life Insurance Company

Supplemental Summary Investment Schedule

Year ended December 31, 2023

Investment Categories	Gross investment holdings		Admitted assets as reported in the annual statement			
	Amount	Percentage	Amount	Securities lending reinvested collateral amount	Total amount	Percentage
1. Long-term bonds:						
1.01 U.S. governments	$ 56,297,622	2.173%	$ 56,297,622	$ -	$ 56,297,622	2.173%
1.02 All other governments	-	-	-	-	-	-
1.03 U.S. states, territories and possessions, etc. guaranteed	19,601,110	0.756%	19,601,110	-	19,601,110	0.756%
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	69,292,587	2.674%	69,292,587	-	69,292,587	2.674%
1.05 U.S. special revenue and special assessment obligations, etc. nonguaranteed	323,040,763	12.466%	323,040,763	-	323,040,763	12.466%
1.06 Industrial and miscellaneous	2,057,695,340	79.408%	2,057,695,340	-	2,057,695,340	79.408%
1.07 Hybrid securities	-	-	-	-	-	-
1.08 Parent, subsidiaries and affiliates	-	-	-	-	-	-
1.09 SVO identified funds	-	-	-	-	-	-
1.10 Unafilliated bank loans	-	-	-	-	-	-
1.11 Total long-term bonds	2,525,927,422	97.477%	2,590,273,927	-	2,590,273,927	97.477%
2. Preferred stocks:						
2.01 Industrial and miscellaneous (unaffiliated)	-	-	-	-	-	-
2.02 Parent, subsidiaries and affiliates	-	-	-	-	-	-
2.03 Total preferred stocks	-	-	-	-	-	-
3. Common stocks:						
3.01 Industrial and miscellaneous publicly traded (unafilliated)	-	-	-	-	-	-
3.02 Industrial and miscellaneous other (unaffiliated)	94,700	0.004%	94,700	-	94,700	0.004%
3.03 Parent, subsidiaries and affiliates publicly traded	-	-	-	-	-	-
3.04 Parent, subsidiaries and affiliates other	10,676,973	0.412%	10,676,973	-	10,676,973	0.412%
3.05 Mutual funds	-	-	-	-	-	-
3.06 Unit investment trusts	-	-	-	-	-	-
3.07 Closed-end funds	-	-	-	-	-	-
3.08 Total common stocks	10,771,673	0.416%	10,771,673	-	10,771,673	0.416%
4. Mortgage loans:						
4.01 Farm mortgages	-	-	-	-	-	-
4.02 Residential mortgages	-	-	-	-	-	-
4.03 Commercial mortgages	-	-	-	-	-	-
4.04 Mezzanine real estate loans	-	-	-	-	-	-
4.05 Total valuation allowance	-	-	-	-	-	-
4.06 Total mortgage loans	-	-	-	-	-	-
5. Real estate:						
5.01 Properties occupied by company	-	-	-	-	-	-
5.02 Properties held for production of income	-	-	-	-	-	-
5.03 Properties held for sale	-	-	-	-	-	-
5.04 Total real estate	-	-	-	-	-	-
6. Cash, cash equivalents and short-term investments:						
6.01 Cash	12,257	0.000%	12,257	-	12,257	0.000%
6.02 Cash equivalents	46,145,675	1.781%	46,145,675	-	46,145,675	1.781%
6.03 Short-term investments	-	-	-	-	-	-
6.04 Total cash, cash equivalents and short-term investments	46,157,932	1.781%	46,157,932	-	46,157,932	1.781%
7. Contract loans	8,370,934	0.323%	8,370,934	-	8,370,934	0.323%
8. Derivatives	-	-	-	-	-	-
9. Other invested assets	-	-	-	-	-	-
10. Receivables for securities	76,189	0.003%	76,189	-	76,189	0.003%
11. Securities lending	-	-	-	-	-	-
12. Other invested assets	-	-	-	-	-	-
13. Total invested assets	$ 2,591,304,150	100.000%	$ 2,591,304,150	$ -	$ 2,591,304,150	100.000%

See accompanying independent auditors' report.

44

Schedule 3

Sentry Life Insurance Company

Supplemental Investment Risks Interrogatories

Year ended December 31, 2023

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement (excluding Separate account assets). $ 2,637,791,945

2. Ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure		Amount	Percentage of Total Admitted Assets
2.01	COMMONWEALTH EDISON CO	Other Debt/Unaffiliated	$	29,575,154	1.1%
2.02	NORTHERN STATES PWR CO	Other Debt/Unaffiliated	$	28,887,900	1.1%
2.03	PG&E WILDFIRE RECOVERY	Other Debt/Unaffiliated	$	28,003,420	1.1%
2.04	PIEDMONT NATURAL GAS CO INC	Other Debt/Unaffiliated	$	27,792,482	1.1%
2.05	OGLETHORPE POWER CORP	Other Debt/Unaffiliated	$	26,357,782	1.0%
2.06	WYETH	Other Debt/Unaffiliated	$	26,098,948	1.0%
2.07	QUESTAR GAS COMPANY	Other Debt/Unaffiliated	$	26,001,878	1.0%
2.08	PUGET SOUND ENERGY INC	Other Debt/Unaffiliated	$	25,471,099	1.0%
2.09	OHIO EDISON CO	Other Debt/Unaffiliated	$	24,750,699	0.9%
2.10	ATHENE GLOBAL FUNDING	Other Debt/Unaffiliated	$	23,192,496	0.9%

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

	Bonds			
3.01	NAIC-1	$	1,892,717,601	71.8%
3.02	NAIC-2	$	622,393,837	23.6%
3.03	NAIC-3	$	9,653,541	0.4%
3.04	NAIC-4	$	-	0.0%
3.05	NAIC-5	$	1,162,439	0.0%
3.06	NAIC-6	$	-	0.0%

4. Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?			Yes
4.02	Total admitted assets held in foreign investments	$	47,348,266	1.8%
4.03	Foreign-currency-denominated investments	$	-	0.0%
4.04	Insurance liabilities denominated in that same foreign currency	$	-	0.0%

If response to 4.01 above is yes, responses are not required for interrogatories 5-10.

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating: N/A

6. Largest foreign investment exposures by country, categorized by NAIC sovereign rating: N/A

7. Aggregate unhedged foreign currency exposure: N/A

8. Aggregate unhedged foreign currency exposure categorized by the country's NAIC sovereign rating: N/A

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign rating: N/A

10. Ten largest sovereign (i.e. non-governmental) foreign issues: N/A

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? If response to 11.01 is yes, detail not required for the remainder of Interrogatory 11.			Yes
11.02	Total admitted assets held in Canadian investments	$	-	0.0%
11.03	Canadian-currency-denominated investments	$	-	0.0%
11.04	Canadian-denominated insurance liabilities	$	-	0.0%
11.05	Unhedged Canadian currency exposure	$	-	0.0%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions.

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? N/A

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

45

Schedule 3

Sentry Life Insurance Company

Supplemental Investment Risks Interrogatories

Year ended December 31, 2023

13. Amounts and percentages of admitted assets held in the largest 10 equity interests:

13.01 Are assets held in equity interest less than 2.5% of the reporting entity's total admitted assets? — Yes

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? — N/A

If response to 14.01 above is yes, responses are not required for the remainder of Interrogatory 14.

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? — N/A

If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets? — N/A

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date: — N/A

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported in less than 2.5% of the reporting entity's total admitted assets? — N/A

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

19. Report the amounts and percentages of potential exposure for Mezzanine real estate loans. — N/A

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$	-	0.0%
20.02	Repurchase agreements	$	-	0.0%
20.03	Reverse repurchase agreements	$	-	0.0%
20.04	Dollar repurchase agreements	$	-	0.0%
20.05	Dollar reverse repurchase agreements	$	-	0.0%

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

21.01	Hedging	$	-	0.0%
21.02	Income generation	$	-	0.0%
21.03	Other	$	-	0.0%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

22.01	Hedging	$	-	0.0%
22.02	Income generation	$	-	0.0%
22.03	Replications	$	-	0.0%
22.04	Other	$	-	0.0%

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

23.01	Hedging	$	-	0.0%
23.02	Income generation	$	-	0.0%
23.03	Replications	$	-	0.0%
23.04	Other	$	-	0.0%

See accompanying independent auditors' report.

46